SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


                Date of Report: December 6, 1999

                FEDERATED DEPARTMENT STORES, INC.

           151 West 34th St., New York, New York 10001
                         (212) 494-1602

                              -and-

          7 West Seventh Street, Cincinnati, Ohio 45202
                         (513) 579-7000



  Delaware                  1-13536             13-3324058
 (State of           (Commission File No.)     (IRS Id. No.)
Incorporation


                          Exhibit Index on Page 4




Item 5.        Other Events

          This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department
Stores, Inc. ("Federated") for the purpose of filing, as exhibits hereto, the Unaudited Consolidated Balance Sheets of Federated as of October 30, 1999, January 30, 1999 and October 31, 1998 and the Unaudited Consolidated Statements of Cash Flows for the 39 weeks ended October 30, 1999 and October 31, 1998, which are concurrently being posted on Federated's website at www.federated-fds.com. The Unaudited Consolidated Balance Sheets and Unaudited Consolidated Statements of Cash Flows filed herewith should be read in conjunction with the consolidated financial statements, the notes thereto and the other information contained in Federated's Annual Report on Form 10-K for the fiscal year ended January 30, 1999. Because of the seasonal nature of the general merchandising business, the cash flows for the 39 weeks ended October 30, 1999 and October 31, 1998 (which do not include the Christmas season) are not indicative of the cash flows for the entire fiscal year.

Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits.



The following exhibits are filed herewith:


99.1 Unaudited Consolidated Balance Sheets of Federated as of October 30, 1999, January 30, 1999 and
            October 31, 1998.

99.2        Unaudited Consolidated Statements of Cash Flows of
            Federated for the 39 weeks ended October 30, 1999 and October 31, 1998.



                FEDERATED DEPARTMENT STORES, INC.


                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FEDERATED DEPARTMENT STORES, INC.


Date  December 6, 1999            /s/ Dennis J. Broderick
                                      Dennis J. Broderick
                                     Senior Vice President,
                                  General Counsel and Secretary

                        EXHIBIT INDEX

Exhibit
Number

 99.1         Unaudited Consolidated Balance Sheets of
              Federated as of October 30, 1999,
              January 30, 1999 and October 31, 1998

 99.2         Unaudited Consolidated Statements of Cash
              Flows of Federated for the 39 weeks ended
              October 30, 1999 and October 31, 1998